UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2010

HALL TEES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-150829	20-0875402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7405 Armstrong, Rowlett, Texas 75089
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (214) 883-0140

_________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On October 25, 2010, the Board of Directors of Hall Tees, Inc. (the “Company”), appointed Norma P Lewis to serve as Secretary of Hall Tees, Inc. Such appointment will continue until the next annual meeting.

Norma P Lewis - Attended University of Utah and the Utah State Technical College where she earned a degree as a Licensed Practical Nurse. She worked in the nursing field for 12 years before working in the administrative support for medical offices. >From 2004 to the present she has worked at North Texas Eyecare as the Insurance and Billing Manager.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 2010

Hall Tees, Inc.

By:	/s/ William Lewis
William Lewis
President and Chief Executive Officer